1290 Funds®

1290 Avantis® U.S. Large Cap Growth Fund

1290 Diversified Bond Fund

1290 Essex Small Cap Growth Fund

1290 GAMCO Small/Mid Cap Value Fund

1290 High Yield Bond Fund

1290 Loomis Sayles Multi-Asset Income Fund

1290 Multi-Alternative Strategies Fund

1290 SmartBeta Equity Fund

SUPPLEMENT DATED JULY 17, 2026 TO THE SUMMARY PROSPECTUSES, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2026, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”) of 1290 Funds (“Trust”) dated March 1, 2026, as supplemented. You should read this Supplement in conjunction with the Summary Prospectuses, Prospectus and SAI and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://www.1290funds.com.

The purpose of this Supplement is to notify you that a special meeting of the shareholders of the Trust will be held on or about October 27, 2026, to approve the proposal described below and to elect the Board of Trustees of the Trust.

At a meeting held on July 15-16, 2026, the Trust’s Board of Trustees (the “Board”) considered and approved a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each of its series (each, a “Fund”), and Equitable Investment Management, LLC (the “Adviser”). Except as to the effective and termination dates, the New Advisory Agreement is substantively identical to the current investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser. Under the Investment Company Act of 1940, as amended, the New Advisory Agreement is subject to approval by the shareholders of each Fund. Accordingly, a special meeting of the shareholders of the Trust will be held on or about October 27, 2026, to vote on a proposal to approve the New Advisory Agreement (the “Proposal”). In addition, the Trust’s shareholders will be asked to elect the Board of Trustees of the Trust.

Additional information regarding the Proposal, including the factors considered by the Board in determining to approve the New Advisory Agreement, and information about each of the nominees for election to the Board, will be sent to shareholders of the Trust as part of the proxy solicitation materials and also will be available for free on the EDGAR database on the SEC’s website at http://www.sec.gov.